Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 21:- Commitments and Contingencies

a)	Liens:

1)	Liens have been incurred by Formula over a certain portion of the Matrix’s shares which it held. As of December 31, 2025 Formula has collateral in connection with the Series C Secured Debentures and Series D Secured Debentures issued by Formula on the TASE (see Note 17).

2)	Composition of pledged shares of Matrix owned by Formula as of December 31, 2025:

	December 31, 2025
	Formula’s Series D Secured Debentures	Formula’s Series C Secured Debentures
Matrix ordinary shares, par value NIS 1.0 per share	2,350,272	2,265,931

In August 2022, following the private placement of an additional NIS 200,000 thousand par value Series C Secured Debentures. Following the transactions carried out with Sapiens and Magic (see Notes 13 and 26), and upon the partial repayment of the bond principal, the pledged shares of Sapiens and Magic were substituted with shares of Matrix, and a portion of the pledged shares of Matrix was released, respectively, all subject to the terms as defined on the deed of trust. As of December 31, 2025, Formula pledged 2,265,931 shares of Matrix (see Note 17).

In September 2024, following the private placement of an NIS 150,000 thousand par value Series D Secured Debentures. Following the transactions carried out with Sapiens and Magic (see Notes 13 and 26), the pledged shares of Sapiens and Magic were substituted with shares of Matrix, all subject to the terms as defined on the deed of trust. As of December 31, 2025, Formula pledged 2,350,272 shares of Matrix (see Note 17).

During 2025 Michpal pledged the shares of its subsidiary, Mishmarot (See note 3), as collateral to secure the repayment to an Israeli financial institution.

b)	Guarantees:

As of December 31, 2025, the Group provided performance bank guarantees in an aggregate amount of approximately $53,300 as security for performance of various contracts with customers and suppliers. As of December 31, 2025, the Group provided bank guarantees in an aggregate amount of approximately $5,600 as security for rent to be paid for its leased offices. As of December 31, 2025, the Group had restricted bank deposits in an aggregate amount of $900 in favor of the above-mentioned bank guarantees. In addition, The Company and its subsidiaries provided certain cross guaranties in favor of certain subsidiaries in the Group.

Each of Matrix, Magic Software, Michpal and Formula provides cross guarantees to its subsidiaries.

c)	Covenants:

In connection with the Group’s debentures and credit facility agreements with banks and other financial institutions, as of December 31, 2025, the Group committed to the following:

1)	Formula

i)	Formula’s Debentures

In accordance with Formula’s indenture for its Series C and Series D Secured Debentures, Formula has undertaken to comply with the following financial covenants and obligations:

A covenant not to distribute dividends unless (i) Formula shareholders’ equity attributable to Formula Systems shareholders is at least $370,000; (ii) Formula’s net financial indebtedness (financial indebtedness offset by cash, marketable securities, deposits and other liquid financial instruments) shall not exceed 50% of net CAP (defined as financial indebtedness, net, plus shareholders’ equity); (iii) the aggregate amount of distributions from January 1, 2022 shall not exceed the aggregate amount of net income for the year ended December 31, 2021 together with 75% of accumulated profits from January 1, 2022 until the respective distribution date; and (iv) no event of default shall have occurred.

Financial covenants, including: (i) the equity attributable to Formula Systems shareholders, as reported in Formula’s annual or quarterly financial statements, shall not be less than $325 million (as of December 31, 2025, Formula equity attributable to Formula Systems’ shareholders was approximately $1,363,137); (ii) Formula’s net financial indebtedness (financial indebtedness offset by cash, marketable securities, deposits and other liquid financial instruments) shall not exceed 65% of net CAP (defined as financial indebtedness, net, plus total equity) (as of December 31, 2025 Formula’s net financial indebtedness was (87.45%) of net CAP); (iii) the ratio of Formula’s net financial indebtedness to the last twelve-months period EBITDA will not exceed 5 (all based on the Company’s quarterly and annual consolidated financial statements) (as of December 31, 2025 the ratio of Formula’s net financial indebtedness to EBITDA was (4.63)); and (iv) at all times, Formula’s cash balance on a stand-alone basis will not be less than the semi annual interest payments for the unpaid principal amount of Series C and Series D Secured Debentures (as of December 31, 2025 Formula’s cash balances exceed the semi annual interest payments amount). Standard events of default, including, among others:

1.	Suspension of trading of the debentures on the TASE over a period of 60 days;

2.	If the rating of the debentures is less than BBB- by Standard and Poors Maalot or equivalent rating of other rating agencies;

3.	Failure to have the debentures rated over a period of 60 days;

4.	If there is a change in control without consent of the rating agency; and

5.	If Formula fails to continue to control any of its subsidiaries;

2)	Matrix

A.	In the context of Matrix’s engagements with banks and financial institutions for its credit facilities, Matrix has undertaken to comply with the following financial covenants, as they are expressed in its financial statements:

(i)	The total rate of Matrix’s financial debts and liabilities to banks with the addition of debts in respect of debentures that have been and/or will be issued by Matrix and shareholders’ loans that have been and/or will be granted to Matrix (collectively, the “debts”) will not exceed 40% of its total balance sheet.

(ii)	The ratio of Matrix’s net debt to the annual EBITDA will not exceed 3.5.

(iii)	Matrix’s equity shall not be lower than NIS 275,000 thousand (approximately $86,207) at all times.

(iv)	Matrix’s cash and cash equivalents and short-term bank deposits shall not be less than NIS 50,000 thousand (approximately $15,674). In the context of Matrix’s issuance of Commercial Securities which are not listed, Matrix committed to maintain at least NIS 450,000 thousand (approximately $141,066) of liquid assets including unused approved bank credits. Such liquid assets should account for not less than NIS 200,000 thousand of cash and cash equivalent and short-term bank deposit (approximately $62,696).

(v)	Matrix has committed that the rate of ownership and control of Matrix-Systems Ltd. shall never be below 50.1%.

(vi)	Matrix will not create any pledge on all or part of its property and assets in favor of any third party and will not provide any guarantee to secure any third party’s debts as they are today and as they will be without the banks’ consent (except for a first-rate fixed pledge on an asset which acquisition will be financed by a third party and which the pledge will be in his favor).

(vii)	Matrix will not sell and/or transfer all or part of its assets to others in any manner whatsoever without the banks’ advance written consent unless it is done in the ordinary course of business.
B.	Matrix Series B Debentures:

In accordance with Matrix’s indenture for its Series B Debentures, Matrix has undertaken to comply with the following financial covenants and obligations:

(i)	Matrix shareholders’ total equity (all based on Matrix’s quarterly or annual consolidated financial statements, and as defined in Matrix’s Series B Debentures’ deed of trust) shall not be less than NIS 275,000 thousand (approximately $86,207) Series B Debentures, or NIS 400,000 thousand (approximately $125,392) for Convertible Debentures, respectively. As of December 31, 2025, Matrix shareholders’ total equity (all based on Matrix’s 2025 annual consolidated financial statements, and as defined in Matrix’s Series B Debentures’ deed of trust) was approximately NIS 1,214,593 thousand (approximately $380,750).

(ii)	Matrix’s net financial indebtedness (all based on Matrix’s quarterly or annual consolidated financial statements, and as defined in Matrix’s Series B Debentures’ deed of trust) shall not exceed 45% of Matrix total assets (all based on Matrix’s quarterly or annual consolidated financial statements, and as defined in Matrix’s Series B Debentures’ deed of trust). As of December 31, 2025, Matrix’s net financial indebtedness (all based on Matrix’s 2025 annual consolidated financial statements, and as defined in Matrix Series B Debentures’ deed of trust) was (3.3%) of total assets.

(iii)	The ratio of Matrix’s net financial indebtedness (as defined in Matrix’s Series B Debentures’ deed of trust) to the last twelve-months period EBITDA (as defined in Matrix Series B Debentures’ deed of trust) will not exceed 5 (all based on Matrix’s quarterly and annual consolidated financial statements). As of December 31, 2025, the ratio of Matrix’s net financial indebtedness to EBITDA (all based on Matrix’s 2025 annual consolidated financial statements, and as defined in Matrix’s Series B Debentures’ deed of trust) was (0.21).

3)	Magic Software

Under the terms of the loans with an Israeli financial institution, Magic Software has undertaken to comply with the following financial covenants, as they will be expressed in its consolidated financial statements:

(i)	Magic Software’ equity will not be lower than $150 million (one hundred and fifty million U.S. Dollars at all times);

(ii)	The ratio of Magic Software’ total financial debts less cash to total assets will not exceed 30%; and

(iii)	The ratio of Magic Software’s total financial debts less cash, short-term deposits and short-term marketable securities to operating income will not exceed 3.25.

4)	Michpal

Under the terms of the loans with an Israeli financial institution, Michpal has undertaken to comply with financial covenants.

As of December 31, 2025, each of Formula, Matrix, Magic Software and Michpal complied with all of its financial covenants.

d)	Legal proceedings:

1)	On November 23, 2020, Olir Trade and Industries Ltd. (“Olir”) filed a derivative action and a motion to certify a derivative action, with the District Court (Economic Division) of Tel Aviv-Jaffa, Israel (Derivative Action No. 58348-11-20) (the “Claim” and the “Motion to Certify”, respectively) (as reported in the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the Securities and Exchange Commission on December 9, 2020). In the framework of the Motion to Certify, Olir requested permission to file the Claim, on the Company’s behalf, against each of the Company’s five directors, as well as the Company’s chief executive officer (the “CEO”), Mr. Guy Bernstein, and chief financial officer, Mr. Asaf Berenstin (the “CFO”), as defendants. The Company and the named defendants are all listed as respondents to the Motion to Certify. The Claim challenges the legality, under the Israeli Companies Law, 5759-1999 (the “Companies Law”), of compensation awarded to the Company’s CEO and CFO, including past engagements with the CEO and the recent re-approval by the Company’s compensation committee and board of directors (as reported in the Company’s Report of Foreign Private Issuer on Form 6-K furnished to the Securities and Exchange Commission on November 4, 2020), of the eight-year equity-based award of compensation—in the form of 611,771 restricted share units— to the Company’s CEO. The Claim includes allegations of breaches of fiduciary duties (duty of care and duty of loyalty) and the oppression of minority shareholders and unjust enrichment. The Claim seeks an accounting from the defendants as to the alleged harm caused to the Company, as well as compensation to the Company for such harm. The Claim also seeks a declaratory order preventing the board of directors from using voting powers allegedly granted to it under agreements related to the Company’s ADSs. The Company rejects all claims made by Olir and believe that all actions taken by its board of directors and its committees were taken in accordance with the Companies Law and based upon advice of legal counsel. All respondents intend to vigorously defend against the Motion to Certify and on May 13, 2021 all respondents filed their responses to the Motion to Certify.

On January 24, 2023, the Company submitted a request for dismissal in limine of the motion to certify due to a change in the factual grounds of the motion including, among other things, the reapproval of the compensation given to the CEO by a new and independent board of directors made on January 15, 2023. The court asked the other parties to respond to the request for dismissal by March 1,2023. A cross examinations hearing was held on January 31, 2023. On March 1, 2023, the other respondents to the motion to certify submitted their responses to the request for dismissal in which they supported the request. On March 8, 2023, Olir filed its objection to the dismissal in limine. On April 13,2023 the Company submitted its response to Olir’s response. On September 18, 2023 Olir filed its briefs. On December 3, 2023, the Company filed a motion to render a decision in the motion to dismiss in limine. On December 5, 2023 the court granted the Company with a motion to dismiss in limine, and ordered the Company to pay Olir’s costs in the amount of NIS 45 thousand. On January 25, 2024 Olir filed and appeal against the District Court’s decision, with the Supreme Court. Olir failed to attach to its appeal the pleadings regarding the motion to dismiss. On March 26, 2024 the Company and all other respondents notified the Supreme Court that they believe that Olir acted in bad faith and contrary to the rules of law, when it did not attach essential documents to the notice of appeal and drafted a misleading notice of appeal. The respondents argued that those actions had real implications on the pre-appeal hearing, as the court lacked the respondents’ position and claims. Therefore, the respondents requested that their position be heard at a bench hearing of the court. On October 22, 2025, all the respondents filed their response to the appeal. A bench hearing is now scheduled for July 15, 2026.. At this stage of the proceedings, we believe that the chances for the approval of Olir’s Motion to Certify are low.

2)	On December 24, 2019, a motion for the approval of a class action (#60508-02-20), in an amount of NIS 793,800 thousands (approximately $217,658), was filed against our subsidiary ZAP Group with the Israeli district court (central district), claiming that ZAP Group had allegedly generated income illegally from paying customers through the ‘ZAP’s price comparison’ website. At the pre-trial hearing, it was decided that the plaintiffs would file an explanation to the court as to why they believed they were fit to serve as class action plaintiffs and why they had performed prohibited clicks on their competitor’s websites through ZAP Group’s website. In addition, the plaintiffs were requested to update whether they were willing to reduce the amount of the claim. On July 15, 2021, the plaintiffs filed a motion to reduce the amount of the claim to NIS 63,000 thousands (approximately $17,274). On December 15, 2021, a pre-trial hearing took place, in which the court clarified that it does not intend to interfere with ZAP Group’s business considerations regarding the click filtering mechanisms that it operates. The court recommended that the plaintiffs reach an agreed solution with ZAP Group on the issue of the necessary disclosure that ZAP Group should include in its contracts with customers (as available on its website). The parties were requested to file a joint notice in accordance with the court’s recommendation by January 15, 2022. The plaintiffs submitted a request for an extension to file the notice. On April 5, 2022, the plaintiffs filed a notice with the court stating that they had not reached agreements with ZAP Group and therefore seek to set the case for evidentiary hearing. On December 12, 2022 the parties filed a joint notice with the court stating their agreement to initiate a mediation process. A mediation meeting took place on February 6, 2023. The mediation ended without the parties reaching an agreement. As a result, evidentiary hearings were held between March 6, 2024, and July 10, 2024, during which expert and fact witnesses from both sides were examined. Subsequently, deadlines were set for the submission of the parties’ summations. On August 8, 2024, the parties informed the court that they had reached an agreement to refer the matter to a mediation process before another judge of the same court. Accordingly, mediation sessions were scheduled to take place on December 11, 2024, and January 21, 2025, before Judge Rami Haymovitz. On March 3, 2025, the plaintiffs’ counsel informed the court that there had been disagreements between the defendants and their counsel over the course of the mediation, and requested that the court determine as to whether they could continue to represent the plaintiffs in the case. On March 24, 2025, as a result of a hearing, the court requested that the plaintiffs’ counsel and Zap Group propose terms for a settlement of the litigation on or before June 4, 2025 that the plaintiffs could review and determine whether to accept. On May 20, 2025, the plaintiffs filed a motion with the court seeking to replace their legal representation and to dismiss their current class counsel, citing a breakdown in trust and lack of adequate representation. In addition, the plaintiffs requested that the court suspend any judicial decision in connection with the proposed settlement arrangement until such replacement of counsel is completed. On May 22 and May 26, 2025, responses opposing the plaintiffs’ motion were filed by the existing class counsel (whom the plaintiffs sought to replace) and by Zap Group. On June 9, 2025, the court issued a decision determining that the process relating to the settlement arrangement would continue. The court further instructed the parties to submit a settlement agreement by July 8, 2025, and indicated that only following its submittal it would determine how to proceed, including how to address the plaintiffs’ request to replace their representation and the continued management of the case. On July 22, 2025, the court held a hearing and determined that the plaintiffs’ arguments would be heard only after the submission of responses to the motion for approval of the class action. On August 5, 2025, Zap and the existing class counsel filed a motion for approval of a proposed settlement arrangement. The court instructed that the motion be forwarded to the Attorney General for review and that the plaintiffs be permitted to submit their responses within the prescribed timeframe. On November 16, 2025, the court issued a decision instructing the publication of a notice regarding the proposed settlement arrangement and declined to dismiss it outright at that stage. The court further determined that the position of the Israeli Attorney General, as well as any objections submitted by the plaintiffs, would be considered prior to any final decision regarding approval of the settlement arrangement. Following the publication of the proposed settlement arrangement in accordance with the court’s instructions, including publication in newspapers and on Zap Group’s websites, the position of the Attorney General was expected to be submitted by March 8, 2026. However, due to the situation in Israel, such position had not yet been submitted as of that date. As this claim was filed against Zap Group prior to its acquisition by Formula, any potential liability of Zap Group resulting from the proceedings is covered by the indemnification obligations of the former shareholders of Zap Group to Formula.
3)	On December 30, 2021, Ronen Har Even, Galit Har Even and TV Center Ltd. (the “Plaintiffs”) submitted a monetary claim in the sum of NIS 24,500 thousands (approximately $7,000) and a claim for the grant of a mandamus order against ZAP Group, in the District Court at Haifa (the “Claim”). The Plaintiffs allege that ZAP Group constitutes a monopoly in the provision of price comparison services in the online arena in Israel, and excluded the Plaintiffs’ business from the E-commerce arena in Israel. According to the Plaintiffs, ZAP Group prevented price comparisons between the prices of the Plaintiffs’ televisions and the prices of the televisions of the official importers, by causing systemic manipulations aimed at excluding the television models sold by the Plaintiffs and blurring the fact that they are cheaper in the search results. As mentioned in the Statement of Claim, concurrent with submission of the Claim, on April 19, 2021, the Plaintiffs submitted a complaint against ZAP Group to the Israel Competition Authority, and on August 18, 2021 and October 21, 2021, submitted supplements to the aforesaid complaint. On June 1, 2022, Zap Group submitted a statement of defense, denying the Plaintiffs’ allegations and in particular the Plaintiffs’ argument that Zap Group has a monopoly in the provision of price comparison services in the online arena in Israel. Following discovery and pre-trial hearings, the Plaintiffs and ZAP Group submitted affidavits of primary testimony in June 2024 and July 2024, respectively. On January 28, 2025, evidentiary hearings began. The court ordered the plaintiffs to complete witness testimony by March 1, 2025, and scheduled further hearings through October 2025. On May 25, 2025, the Plaintiffs filed a motion to submit additional evidence, attaching the proposed evidence to their motion. On June 15, 2025, Zap Group filed its response, strongly opposing the motion to admit additional evidence. On June 26, 2025, the court issued a ruling denying the Plaintiffs’ motion to submit additional evidence and ordering the Plaintiffs to pay costs in favor of the Company in the amount of NIS 2,500. On July 10, 2025, Zap Group filed a motion with the court to strike the statement of claim, or in the alternative, to determine that only the evidence that had been admitted into the record shall be used and shall be binding in the framework of the proceedings. The Plaintiffs were required to submit their response to the motion to strike by August 25, 2025. On September 28 and 29, 2025, evidentiary hearings were held, during which the lead Plaintiff, Ronen Har Even, was examined. On October 20, 2025, an additional evidentiary hearing was held, at which the Plaintiffs’ expert witness, who had submitted an expert opinion regarding Zap Group’s alleged monopoly status in the price comparison sector, was examined. The court scheduled an additional evidentiary hearing for November 27, 2025, at which an additional expert witness who had submitted an opinion on behalf of the Plaintiffs was examined, along with five additional witnesses on behalf of the Plaintiffs. Following the conclusion of the Plaintiffs’ testimony, Zap Group submitted its witness affidavits. Evidentiary hearings were scheduled for March 17, 2026 and April 29, 2026. Due to the security situation in Israel, the hearing scheduled for March 17, 2026 was cancelled and replaced with a second evidentiary hearing scheduled for May 5, 2026. On February 24, 2026, the Plaintiffs’ legal counsel filed a motion to withdraw from representation. As of the date of this filing, the Plaintiffs are representing themselves without formal legal representation. At the current stage of proceedings, it is not possible to estimate the outcome of the claim.

4)	In November 2023, “Safra”, a subsidiary of ZAP Group, was added as defendant to a lawsuit filed by the estate of the deceased Klil Kimchi, who died in an accident in a swimming pool in a private house during a social event organized by Safra and another company. The deceased was invited as a guest of the other company. The total claim is for an amount of NIS 9.645 million. The other company has filed a third-party notice against Safra. As of May 7, 2024, Safra submitted a statement of defense as well as a third-party notice on its behalf, and no statements of defense have yet been submitted to the third-party notice submitted by the company. On November 14, 2024, a preliminary hearing was held in court, during which the judge suggested that the parties settle the case by paying compensation to the plaintiff. On July 3, 2025, a settlement agreement was executed between the parties, pursuant to it was determined that Safra would pay the plaintiff an amount of approximately NIS 221.9 thousands (approximately $69.2 thousands). Pursuant to incident (in which the deceased died) taking place before Zap Group acquired Safra; therefore, the liability of Zap Group resulting from the proceedings was covered by the indemnification obligations of the former shareholders of Safra to Zap Group. Following the payment, the proceedings against Safra were dismissed.
5)	On December 3, 2023, our subsidiary Matrix received a request for disclosure of materials pursuant to Section 198a of the Companies Law, which was submitted to the District Court (Economic Division) of Tel Aviv-Jaffa by an individual who claimed to be a shareholder of Matrix. The request related to a potential derivative claim that could be filed by the individual, on Matrix’s behalf, against Matrix’s chief executive officer and each of its directors related to the procedure for the approval of compensation awarded to Matrix’s chief executive officer following the rejection of such compensation by Matrix’s general meeting of shareholders and the re-approval of that compensation by Matrix’s compensation committee and board of directors, respectively, acting in accordance with the Companies Law. On April 18, 2024, Matrix filed a response to the disclosure request in which Matrix requested that the court deny, on various grounds, the request made by the potential plaintiff. An inquest was held on the disclosure motion on February 2, 2025. At this stage of this legal proceeding we cannot predict its outcome.

In addition to the above-described legal proceedings, from time to time, Formula and/or its Investees are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters.

The Group accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in the determination of both the probability and as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter. The Group intends to defend itself vigorously against the above claims, and it generally intends to vigorously defend any other legal claims to which it is subject. While for most litigations, the outcome is difficult to determine, to the extent that there is a reasonable possibility that the losses to which the Group may be subject could exceed the amounts (if any) that it has already accrued, the Group attempts to estimate such additional loss, if reasonably possible, and disclose it (or, if it is an immaterial amount, indicate accordingly). The aggregate provision that the Group has recorded for all other legal proceedings (other than the particular material proceedings described above) is not material.

e)	Insurance:

The Company and its subsidiaries and affiliates insure themselves in bodily injury and property damage insurance policies, including third party, professional liability and employer’s liability insurance policies. Formula, Sapiens (until the Transaction with Adnent— for further information see Note 13), Magic Software, ZAP Group, Insync, Michpal, Shamrad, Ofek and Hashahar directors and officers (D&O) are insured under an “umbrella” policy for insurance of directors and officers including D&O side A DIC policy (another layer of protection for officers) acquired by the Company for itself and its subsidiaries, for a period of 12 months from February 14, 2025.